Exhibit 10.12

SIXTH AMENDMENT TO CORPORATE SPONSORED RESEARCH AGREEMENT

This Sixth Amendment (the “Amendment”), effective as of December 19, 2024 (the “Amendment Effective Date”), is entered into by and Inozyme Pharma, Inc., a Delaware corporation, having its principal offices at 321 Summer Street, Suite 400, Boston, MA 02210 (“Inozyme”) and Yale University, a non-profit corporation organized and existing under and by virtue of a special charter granted by the General Assembly of the Colony and State of Connecticut, (“Yale”), and is made to that certain Research Agreement with an Effective Date of January 6, 2017, as amended by a First Amendment effective February 19, 2019, a Second Amendment effective December 31, 2021, a Third Amendment effective April 22, 2022, a Fourth Amendment effective March 24, 2023, and a Fifth Amendment effective January 24, 2024 (the “Agreement”).

WHEREAS, the Parties desire to modify the terms of the Agreement to extend the term and to provide additional funding as described herein.

NOW THEREFORE, the Parties agree as follows:

1.1 All capitalized terms used in this Amendment but not defined herein shall have the meaning given such term in the Agreement.

1.2 The first sentence of Section 10(a) of the Agreement is hereby amended by deleting the words “December 31, 2024” and substituting in lieu thereof “December 31, 2025”

1.3 That Section of the Agreement referencing “Reimbursement of Costs” is hereby amended to add an additional $323,156.00 in funding. For clarity, the total funding now available under the Agreement is increased to $3,363,520.00.

1.4 Payments commencing for the year 2025 shall be made on an equal quarterly installment basis, as follows:

Payment shall be made in 4 installments paid quarterly upon invoicing in 2025 at the start of each quarter.

Payment 1 (signing of contract)	$80,789
Payment 2 (April 1, 2025)	$80,789
Payment 3 (July 1, 2025)	$80,789
Payment 4 (October 1, 2025)	$80,789
Total	$323,156

1.5 Exhibit B, the Budget, is hereby supplemented, but not replaced, by Exhibit B-6, appended hereto and which is fully incorporated herein.

1.6 Except as amended by this Amendment, the Agreement shall remain in full force and effect according to its terms.

1.7 This Amendment may be executed in two counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the Amendment Effective Date.

YALE UNIVERSITY		INOZYME PHARMA, INC.

By:	/S/ James Cresswell	By:	/S/ Douglas A. Treco
Name:	James Cresswell	Name:	Douglas A. Treco
Title:	Assistant Director, Contracts	Title:	CEO

Read and acknowledged
By:	/S/ Dr. Demetrios Braddock
Dr. Demetrios Braddock